SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934  (AMENDMENT NO. __)


Filed by the registrant  [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:
[  ] Preliminary proxy statement   [  ] Confidential, for use of the
                                        Commission only (as permitted
                                        by Rule 14a-6(e)(2)).
[X] Definitive proxy statement

[  ] Definitive additional materials

[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       KEELEY Small Cap Value Fund, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
 ------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:
 ------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:
 ------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 ------------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:
 ------------------------------------------------------------------------------

  (5)  Total fee paid:
 ------------------------------------------------------------------------------

  [  ] Fee paid previously with preliminary materials.
 ------------------------------------------------------------------------------

  [  ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
 ------------------------------------------------------------------------------
  (2) Form, schedule, or Registration Statement No.:
 ------------------------------------------------------------------------------
  (3) Filing Party:
 ------------------------------------------------------------------------------
  (4) Date Filed:
 ------------------------------------------------------------------------------



                                ----------------
                                KEELEY SMALL CAP
                                VALUE FUND, INC.
                                ----------------


                                     ANNUAL
                                   MEETING OF
                                  SHAREHOLDERS
                                   AND PROXY
                                   STATEMENT

                                 MARCH 9, 1999


MARCH 9, 1999

DEAR SHAREHOLDER:

We cordially invite you to attend the Annual Meeting of Shareholders of KEELEY Small Cap Value Fund, Inc. on Tuesday, May 11, 1999. At this meeting, we will vote on six directors, four of whom are now directors of the Fund, and two of whom will be new additions to our board. We will also vote on approval of the Board's selection of independent accountants. We ask you to read the enclosed information carefully, and vote your shares.

In order to pass the proposals, we must have a majority of the shares represented in person or by proxy at the meeting. If you sign and promptly return your proxy, you will help reduce the expense involved in this solicitation. If you have any questions, please call us at 1-800-533-5344.

Sincerely,
/s/ John L. Keeley, Jr.

John L. Keeley, Jr., President



                                NOTICE OF ANNUAL
                            MEETING OF SHAREHOLDERS

                                               KEELEY Small Cap Value Fund, Inc.
                                               401 S. LaSalle Street, Suite 1201
                                                         Chicago, Illinois 60605

                                                                   March 9, 1999

An Annual Meeting of Shareholders of KEELEY Small Cap Value Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, May 11, 1999, at 3:30 p.m., Central Time, at the Union League Club of Chicago, 65 W. Jackson Blvd., Room 820, Chicago, Illinois. The following matters will be acted upon at that time:

1. To elect six directors to serve on the Fund's Board of Directors; and

2. To ratify or reject the selection of the firm of PricewaterhouseCoopers LLP, as the independent accountants for the Fund's current fiscal year; and

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of common stock at the close of business on March 9, 1999, are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

                                                      Mary A. Ferrari
                                                      Secretary



                       KEELEY SMALL CAP VALUE FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 1999

                                PROXY STATEMENT
This document gives you information you need in order to vote on the matters coming before the Annual Meeting of KEELEY Small Cap Value Fund, Inc. (the "Fund") and is furnished in connection with the solicitation of proxies by the Fund, a Maryland corporation. If you have any questions, please feel free to call us toll-free, 1-800-533-5344.

WHO IS ASKING FOR MY VOTE?
The Board of the Fund has asked that you vote on the matters listed in the Notice of Annual Meeting of Shareholders. The votes will be formally counted at the Annual Meeting on Tuesday, May 11, 1999, and if the Annual Meeting is adjourned, at any later meeting. You may vote in person at the Annual Meeting, or by returning your completed Proxy Card in the postage-paid envelope provided.

WHO IS ELIGIBLE TO VOTE?
Shareholders of record at the close of business on March 9, 1999 (the "Record Date") are notified of the meeting and are entitled to vote. The Notice of Annual Meeting, the Proxy Card and the Proxy Statement were mailed to shareholders of record on or about March 15, 1999.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held as of March 9, 1999. Under Maryland law, shares owned by two or more persons (whether as joint tenants, cofiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?
At a meeting held on February 9, 1999, the Board of the Fund, including the independent directors, unanimously approved submitting two proposals to the shareholders. Those were the election of six directors for the Fund, and the ratification of the Board's selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

HOW CAN I GET MORE INFORMATION ABOUT THE FUND?
A copy of the Fund's most current shareholder report was mailed to all shareholders of record at the close of business for the Fund's fiscal period-end. If you would like to receive additional copies of any report, please contact the Fund by calling, toll-free, at 1-888-933-5391; writing to 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; or contacting the Fund through our website at www.keeleyfunds.com. All copies are provided free of charge.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
WHO ARE THE NOMINEES FOR DIRECTOR?
The Board has proposed a slate of the six persons listed below for election as director, each to hold office until the next annual meeting (if any) or until his successor is duly elected and qualified. Four of the nominees are currently members of the present Board of Directors of the Fund and have served in that capacity since originally elected or appointed. Two of the nominees, Messrs. Klingenberger and Lowry, currently are not directors of the Fund.

A shareholder using the enclosed Proxy Card can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of the Fund may recommend. There are no family relationships among these nominees.



NOMINEES TO FUND'S BOARD OF DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
  Name and Age                Principal                               Year first elected       Fund Shares              Percent
                              Occupations <F1>                        or appointed to          owned, directly or       of class
                                                                      Fund Board               indirectly, as of
                                                                                               1/31/99
---------------------------------------------------------------------------------------------------------------------------------
John L. Keeley, Jr.<F2>       President and Treasurer of
       58                     Keeley Asset Management
                              Corp. and Keeley
                              Investment Corp.                              1993                   305,758              12.54%
---------------------------------------------------------------------------------------------------------------------------------
John F. Lesch                 Attorney, Nisen &
       58                     Elliott, a partnership                        1993                    5,977                <F3>
---------------------------------------------------------------------------------------------------------------------------------
John G. Kyle                  Owner and operator, Shell Oil
       57                     Service Stations and
                              Gasoline Distributor                          1993                    11,152               <F3>
---------------------------------------------------------------------------------------------------------------------------------
Elwood P. Walmsley            Director of Sales,
       58                     Miles Laboratories                            1996                    2,124                <F3>
---------------------------------------------------------------------------------------------------------------------------------
Jerome J. Klingenberger       Vice President-Finance of Grayhill,
       43                     Inc. (electromechanical switches
                              and wireless radio products)                    -                     1,304                <F3>
---------------------------------------------------------------------------------------------------------------------------------
Sean W. Lowry                 Executive Vice President of
       45                     LaSalle-Pacor Mortgage Group
                              (mortgage banking)                              -                       0                  <F3>
---------------------------------------------------------------------------------------------------------------------------------



<F1> Unless otherwise indicated, each of the persons listed has held his position for at least 5 years.
<F2> An "interested person" of the Fund.
<F3> Less than 1%

WHAT ARE THE PRIMARY RESPONSIBILITIES OF THE FUND'S BOARD MEMBERS?
They are responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of its shareholders. The directors periodically review the performance, expenses and service providers of the Fund based on reports provided by Keeley Asset Management Corp. (the Fund's investment adviser), Keeley Investment Corp. (the Fund's distributor), Sunstone Financial Group, Inc. (the Fund's administrator), auditors and legal counsel.

HOW OFTEN DOES THE BOARD MEET?
The Board of Directors of the Fund held four meetings during fiscal year 1998, and each director standing for reelection attended all of those meetings. The Board of Directors has held two meetings so far during fiscal year 1999, and each director standing for reelection has attended all of the meetings. The Board does not have any committees.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES TO THE FUND?
The independent, or noninterested, directors of the Fund receive a fee of $500 for each meeting attended. The independent directors of the Fund do not receive any pension or retirement benefits from the Fund or the adviser. Mr. Keeley is considered an "interested person" of the Fund and therefore he is not entitled to compensation or benefits from the Fund for his service as director of the Fund. The following table sets forth amounts paid to directors during fiscal year 1998.

--------------------------------------------------------------------------------
Name of Person, Position      Aggregate    Pension or  Estimated  Total
                              Compensation Retirement  Annual     Compensation
                              from the     Benefits    Benefits   from Fund
                              Fund         Accrued As  upon
                                           Part of     Retirement
                                           Fund Expense
--------------------------------------------------------------------------------
John L. Keeley, Jr, Director  $0           $0          $0         $0
--------------------------------------------------------------------------------
John F. Lesch, Director       $2,000       $0          $0         $2,000
--------------------------------------------------------------------------------
John G. Kyle, Director        $2,000       $0          $0         $2,000
--------------------------------------------------------------------------------
Elwood P. Walmsley, Director  $2,000       $0          $0         $2,000
--------------------------------------------------------------------------------
 Michael J. O'Brien, Director $1,500       $0          $0         $1,500
--------------------------------------------------------------------------------

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTORS?
A plurality of the votes of Fund cast at the meeting is sufficient to approve the election of a director. The Board of Directors recommends that shareholders vote for all of the proposed nominees.

                     PROPOSAL NO. 2  - RATIFICATION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

The selection by the Board of Directors of the firm of PricewaterhouseCoopers LLP, as the independent accountants for the Fund for their current fiscal year (which ends on September 30, 1999) is to be submitted for ratification or rejection by the shareholders at the Annual Meeting. The firm of PricewaterhouseCoopers LLP, has served the Fund as independent accountants since the Fund's inception. The independent accountants have advised the Fund that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of PricewaterhouseCoopers LLP, are expected to be present at the Annual Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

What vote is required to ratify the Fund's selection of independent accountants?

Approval of the proposal requires an affirmative vote by a majority of the shares cast at the meeting of the Fund in person or by proxy. The Board of Directors recommends that shareholders vote for the proposal.

          FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

WHAT IS THE REQUIRED QUORUM?
To hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Fund's shareholders.

HOW ARE THE VOTES COUNTED?
The individuals named as proxies (or their substitutes) on the enclosed Proxy Card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date and return your Proxy Card(s) with no specific instructions as to the proposals. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO A PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.




Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Since the proposals to be presented at this meeting must be approved by a percentage of votes cast, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. In the case of a proposal which must be approved by a percentage of voting securities present at the meeting or a majority of the Fund's outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

CAN ADDITIONAL MATTERS BE ACTED UPON AT THE ANNUAL MEETING?
The management of the Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

HOW CAN PROXIES BE RECORDED?
You may record your votes on the Proxy Card enclosed with this statement and mail it in the postage-paid envelope provided.

HOW CAN PROXIES BE SOLICITED, AND WHO PAYS FOR THE COSTS INVOLVED?
Directors and officers of the Fund, and employees of the Fund's investment adviser, Keeley Asset Management Corp. may solicit proxies by mail, in person, or by telephone. The Fund may hire a proxy solicitor, or pay the transfer agent, to assist in soliciting proxies, the cost of which will be paid by the Fund.

The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund may retain the services of a proxy solicitor to assist it in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

The approximate date on which this Proxy Statement and Proxy Card are first being mailed to shareholders is March 15, 1999.

CAN I CHANGE MY VOTE AFTER I MAIL MY PROXY?
Yes. Any proxy may be revoked at any time before it is voted by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

IS THE FUND REQUIRED TO HOLD ANNUAL SHAREHOLDER MEETINGS?
Generally, no. Under Maryland law, the Fund is not required to hold annual shareholder meetings. The Fund has decided to take advantage of these Maryland law provisions to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Investment Company Act of 1940 unless the Board determines otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Fund's Board.

If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next shareholder meeting, the proposal must be submitted in writing and received by Mary Ferrari, Secretary of the Fund, within a reasonable time before the Fund begins to print and mail its proxy materials.




                       GENERAL INFORMATION ABOUT THE FUND

WHO ARE THE FUND'S CHIEF EXECUTIVE OFFICER AND COMPENSATED EXECUTIVE OFFICERS? John L. Keeley, Jr. is the president of the Fund, and its chief executive officer. Neither Mr. Keeley, nor any other officer, receives any employment compensation from the Fund. However, the Fund does pay advisory fees to Keeley Asset Management Corp., and front-end sales loads, commissions on trades of Fund securities and 12b-1 fees to Keeley Investment Corp., the Fund's Distributor. Mr. Keeley owns Keeley Asset Management Corp. and Keeley Investment Corp.

WHO IS THE FUND'S INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR? Keeley Asset Management Corp. serves as the the Fund's investment adviser and Keeley Investment Corp. acts as the Fund's distributor or principal underwriter. The address of both Keeley Asset Management Corp. and Keeley Investment Corp. are both 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. Each of these companies is wholly owned by John L. Keeley, Jr. The Fund's administrator is Sunstone Financial Group, Inc. Sunstone's address is 207 East Buffalo Street, Milwaukee, WI 53202.

WHAT DID THE FUND PAY TO ITS INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER LAST YEAR?
During the fiscal year ended September 30, 1998, the Fund incurred $308,025 in advisory fees to its adviser. The Fund paid to its distributor $565,499 in front-end sales commissions. The distributor paid $358,754 of those front-end sales commissions to dealers as sales concessions. During that same period, the distributor received $92,801 in commissions with respect to transactions in Fund securities and $49,520 as 12b-1 fees.

WHAT IS THE SHARE OWNERSHIP OF THE FUND?
At March 9, 1999, there were 2,333,982 shares of common stock of the Fund issued and outstanding.

WHO ARE THE PRINCIPAL HOLDERS OF THE FUND'S SHARES?
The following table sets forth the persons owning more than 5% of the Fund's outstanding common stock as of January 31, 1999.

--------------------------------------------------------------------------------
 Title of         Name and Address of      Amount and Nature of     Percent of
 Class            Beneficial Holder        Beneficial Ownership     Class
--------------------------------------------------------------------------------
 Common Stock     John L. Keeley, Jr.      305,758 shares           12.54%
                  401 S. LaSalle Street,
                  Suite 1201
                  Chicago, IL  60605
--------------------------------------------------------------------------------

HOW MANY FUND SHARES DO THE MEMBERS OF MANAGEMENT OWN?
The following table sets forth the shares of the Fund owned beneficially by all of the directors and the President of the Fund as a group as of January 31, 1999:

--------------------------------------------------------------------------------
Title of          Name of                  Amount and Nature of     Percent of
Class             Beneficial Holder        Beneficial Ownership     Class
--------------------------------------------------------------------------------
Common Stock      All directors and
                  officers as a group      280,506 shares           11.51%
--------------------------------------------------------------------------------

WHO ARE THE DIRECTORS OF KEELEY ASSET MANAGEMENT CORP.?
The Fund's investment adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The principal executive officer of Keeley Asset Management Corp. is John L. Keeley, Jr., who is also its only director. Mr. Keeley's address is the same as the Fund's address and Keeley Asset Management Corp.'s address.


Appendix

PROXY CARD


                   KEELEY SMALL CAP VALUE FUND, INC. ("FUND")
          Meeting time and date May 11, 1999 - 3:30 p.m. central time

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint John L. Keeley, Jr. and Mary A. Ferrari, and each of them, as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held at the Union League Club of Chicago, 65 W. Jackson Blvd., Room 820, Chicago, Illinois, on May 11, 1999, at 3:30 p.m., CT and at any adjournments of the meeting. Any one or more of Mr. Keeley or Ms. Ferrari may vote the shares designated below, and they may appoint substitutes to vote the shares designated below on their behalf. I instruct Mr. Keeley and Ms. Ferrari to vote this proxy as specified and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Annual Meeting of Shareholders and proxy statement.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date_____________________               ___________________________

                                        ___________________________

NOTE: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please refer to the Proxy Statement discussion of these proposals. THE PROXY WILL BE VOTED FOR THE PROPOSALS, INCLUDING ALL OF THE NOMINEES FOR DIRECTORS, IF YOU DO NOT SPECIFY OTHERWISE. Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

1. To elect the directors listed below:
     John L. Keeley, Jr.
     John F. Lesch
     John G. Kyle
     Elwood P. Walmsley
     Jerome J. Klingenberger
     Sean W. Lowry

FOR ALL             FOR ALL             WITHHOLD
NOMINEES  [  ]      EXCEPT    [  ]      AUTHORITY   [  ]

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE(S) NAME ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.


2. To ratify the appointment of PricewaterhouseCoopers LLP, as independent accountants for the Fund for its current fiscal year.

          [  ] FOR       [  ]  AGAINST       [  ]  ABSTAIN